UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 19, 2019
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

California Resources Corporation (CRC) benefits from a diverse, world-class portfolio that provides affordable and reliable energy to the fifth largest economy in the world. CRC has a proven track record of constructively working with California agencies to implement the world’s most stringent oil and natural gas regulations.

CRC does not expect yesterday’s proposal by the California Department of Conservation to have a significant effect on its production, plans or reserves. CRC is not dependent on any single field, drive mechanism or completion method. The steamfloods CRC operates do not require high-pressure cyclic steam injection as referenced in the proposal. In addition, over the past several years, less than 10% of CRC’s wells were completed using well stimulation. Currently, CRC is operating a total of eight rigs drilling wells, none of which require well stimulation.

Recent events from local utility power outages to Middle East turmoil highlight the critical need for California to sustain a diverse, reliable and local energy supply.  CRC opposes irresponsible activist proposals that would increase Californians’ dependence on energy imported from the Middle East and would delegate the state’s environmental stewardship to foreign countries like Saudi Arabia.

California has vast oil, natural gas and renewable resources that can make the state more self-sufficient and secure, and CRC has the workforce and technology to develop those resources safely and responsibly for decades to come.

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The information contained in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Statements contained in this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect these results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission (the “SEC”).

The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Company may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure including disclosure in the Investor Relations portion of the Company’s website.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Executive Vice President, Finance

DATED: November 19, 2019